Exhibit 10.20

EXECUTION VERSION

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of May 2, 2018 (this "First Amendment"), by and among BNP Paribas and each of the other lenders from time to time a party hereto, (the "Lenders"), JMP Credit Advisors CLO V Ltd. (the "Borrower"), BNP Paribas, as administrative agent (the "Administrative Agent"), JMP Credit Advisors LLC (the "Collateral Manager"), JMP Investment Holdings LLC (the "Preferred Investor").

WITNESSETH:

WHEREAS, the Lenders, the Borrower, the Administrative Agent, the Collateral Manager and the Preferred Investor have previously entered into that certain Credit Agreement, dated July 31, 2017 (the "Agreement"); and

WHEREAS, the Lenders, the Borrower, the Administrative Agent, the Collateral Manager and the Preferred Investor desire to amend certain provisions of the Agreement;

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

Section 1.     Definitions. For purposes of this First Amendment, capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to them in the Agreement.

Section 2.     Amendment.

 (a)     Section 1(a) of the Agreement is hereby amended by:

(ii)     replacing the definition of "Maximum Facility Amount" in its entirety with the following new definition: "Maximum Facility Amount" means (a) on the date hereof, U.S.$30,000,000, so long as Section 7(a)(i) and Section 7(a)(ii) are satisfied and (b) upon the purchase of additional Preference Shares, the lesser of (i) the product of (x) 4.00 and (y) the then funded Subscription Amount as of such date and (ii) U.S.$240,000,000 (which amount may be increased on or following the CLO Pricing Date subject to the consent of the Administrative Agent in its sole discretion, credit approval from the Lenders and appropriate amendments to this Agreement necessary to reflect such increase)."; and

(b)     Schedule B of the Agreement is hereby amended by deleting the language in the right column under the heading "Individual Lender Maximum Funding Amount" in its entirety and replacing it with "(a) On the date hereof, U.S.$30,000,000, so long as Section 7(a)(i) and Section 7(a)(ii) are satisfied and (b) upon the purchase of additional Preference Shares, the lesser of (i) the product of (x) 4.00 and (y) the then funded Subscription Amount as of such date and (ii) U.S.$240,000,000".

Section 3.     Agreement Otherwise Unchanged. Except as herein provided, the Agreement shall remain unchanged and in full force and effect, and each reference to the Agreement, and words of similar import in the Agreement, each as amended hereby, respectively, shall be a reference to the Agreement, as amended hereby, and as the same may be further amended, supplemented and otherwise modified and in effect from time to time.

Section 4.     Effective Date. This First Amendment shall become effective as of the date first above written upon the execution and delivery hereof by each of the parties hereto.

Section 5.     GOVERNING LAW. THIS FIRST AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATING TO THIS FIRST AMENDMENT (WHETHER IN CONTRACT, TORT OR OTHERWISE) SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

Section 6.     Severability. Each provision of this First Amendment shall be severable from every other provision of this First Amendment for the purpose of determining the legal enforceability of any provision hereof, and the unenforceability of one or more provisions of this First Amendment in one jurisdiction shall not have the effect of rendering such provision or provisions unenforceable in any other jurisdiction.

Section 7.     Counterparts. This First Amendment may be executed by the parties hereto in separate counterparts, each of which shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

Section 8.     Representations and Warranties. Each party hereto represents and warrants that this First Amendment has been duly and validly authorized, executed and delivered by it and is legal, valid, binding and enforceable against it in accordance with its terms.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the parties have caused this First Amendment to be executed and delivered by their duly authorized officers as of the date first written above.

BNP PARIBAS,
as Lender

By:	/s/ Patrick McKee Name: Patrick McKee Title: Managing Director

By:	/s/ Adnan A. Zuberi Name: Adnan A. Zuberi Title: Managing Director

Executed as a Deed: JMP CREDIT ADVISORS CLO V LTD.,
as Borrower

By:	/s/ Nicholas Swartz Name: Nicholas Swartz Title: Director

JMP CREDIT ADVISORS LLC, as Collateral
Manager

By:	/s/ Craig Kitchin Name: Craig Kitchin Title: Chief Financial Officer

JMP Credit Advisors CLO V Ltd.
First Amendment to Credit Agreement

JMP INVESTMENT HOLDINGS LLC,
as Preferred Investor

By:	/s/ Raymond Jackson Name: Raymond Jackson Title: Chief Financial Officer

BNP PARIBAS,
as Administrative Agent

By:	/s/ Patrick McKee Name: Patrick McKee Title: Managing Director

By:	/s/ Adnan A. Zuberi Name: Adnan A. Zuberi Title: Managing Director

JMP Credit Advisors CLO V Ltd.
First Amendment to Credit Agreement

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